Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Integral Systems, Inc. (the “Company”) on Form 10-K for the twelve months ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John B. Higginbotham the Chief Executive Officer and President of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN B. HIGGINBOTHAM
John B. Higginbotham
Chief Executive Officer and President
Date: December 24, 2008